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EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 of Robert Half International Inc. (the "Form 10-K"), I, M. Keith Waddell, Chief Financial Officer of Robert Half International Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Robert Half International Inc.

March 26, 2003	/s/ M. Keith Waddell M. Keith Waddell Chief Financial Officer Robert Half International Inc.

A signed original of this written statement required by Section 906 has been provided to Robert Half International Inc. and will be retained by Robert Half International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002